Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q of Webco Industries, Inc. (the "Company") for the period ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, F. William Weber, Chief Executive Officer (Principal Executive Officer) of the Company, certify as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        This certification is deemed to accompany this Quarterly Report on Form 10-Q, but is not deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise.

Date: December 11, 2003

/s/ F. William Weber
F. William Weber
Chief Executive Officer
(Principal Executive Officer)